SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                                 April 20, 2000
                        (Date of Earliest Event Reported)


                     WESTERN INTERNATIONAL PIZZA CORPORATION
                      -------------------------------------
                 (Name of Small Business Issuer in its Charter)

          NEVADA                                             11-2751630
         --------                                           ------------

(State or Other Jurisdiction of                     (I.R.S. Employer I.D. No.)
 incorporation or organization)


                         5525 SOUTH 900 EAST, SUITE 110
                           SALT LAKE CITY, UTAH 84117
                      (Principal Executive Office Address)


        Registrant's Telephone Number, Including Area Code: (801)262-8844

Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable
Item 4.   Changes in Registrant's Certifying Accountant.


     On April 20, 2000, the Company dismissed its certifying public accountant, Deloitte and Touche, formerly Touche Ross & Co.("Touche Ross"). Touche Ross reported on the financial statements for the period as of July 27, 1986 and the related statements of operations, stockholders' equity(deficit) and cash flows for the years ended July 27, 1986 and July 28, 1985 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that their report for the year ended February 28, 1989 contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern. The decision to dismiss Deloitte and Touche, was approved by the Company's Board of Directors. The Company has not had any disagreements with Deloitte and Touche, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. The Company has engaged Thurman, Shaw & Co., as its certifying accountant as of June 29, 2000, for the Company's fiscal year ending June 30, 2000.

     The Company contacted Deloitte and Touche, and was told that they have since destroyed any files related to the Touche Ross audit. They further stated that they would not be able to provide the Company with a letter as to whether they agree or disagree with the disclosures made herein.

     During the Registrant's three most recent calendar years, and since then, neither Thurman, Shaw & Co. nor Deloitte and Touche, has advised the Company that any of the following exists or is applicable:

     (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

     (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability or a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representation or be associated with the Company's financial statements for the foregoing reasons or any other reason.

     (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     During the Company's three most recent calendar years and since then, the Company has not consulted Thurman, Shaw & Co., regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

     The Company has provided Deloitte and Touche with a copy of the disclosure provided under this caption of this report, and has requested it to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. On September 6, 2000, Deloitte and Touche declined to provide the Company with such letter.


Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.

          None; not applicable

Item 7.   Financial Statements and Exhibits.

          Financial Statements.
          ---------------------

          None; not applicable.

          Exhibits.
          ---------

          None;

Item 8.   Change in Fiscal Year.

          None; not applicable.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WESTERN INTERNATIONAL PIZZA CORPORATION


Date:09/07/2000                     /S/LUKE BRADLEY
     ---------------                --------------------------------------
                                    Luke Bradley, Secretary and Director